SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                    CONSECO FUND GROUP
 .................................................................
       (Name of Registrant as Specified In Its Charter

                    CONSECO FUND GROUP
 .................................................................
         (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No Fees required.
[ ] $125  per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500  per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       .............................................................

    2) Aggregate number of securities to which transaction applies:

       .............................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

    4) Proposed maximum aggregate value of transaction:

       .............................................................

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       ..............................................................

    2) Form, Schedule or Registration Statement No.:

       ..............................................................

    3) Filing Party:

       ..............................................................

    4) Date Filed:

       ..............................................................

                               CONSECO FUND GROUP
                        Conseco Science & Technology Fund
                                 Conseco 20 Fund
                             Conseco Large-Cap Fund
                               Conseco Equity Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund

                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032

                                                                February 8, 2001

Dear Shareholder,

         The enclosed proxy materials relate to a special meeting of the shareholders of the Conseco Mutual Funds listed above ("Funds"). The Funds are series of the Conseco Fund Group, a Massachusetts business trust ("Trust"). The meeting will be held on March 29, 2001, at 11825 North Pennsylvania Street, Carmel, Indiana, 46032, at 11:00 a.m., Eastern Standard Time. The Board of Trustees of the Trust ("Board") has called this meeting to request shareholder approval of several proposals relating to the management and operation of the Funds. With respect to the Funds' investment management arrangements, the Board seeks shareholder approval of: (a) a new investment management contract between the Trust and Conseco Capital Management, Inc. ("CCM"); (b) a subadvisory contract under which Chicago Equity Partners, LLC ("CEP") would serve as subadviser for the investment portfolios of Conseco Equity Fund, Conseco Large-Cap Fund and the equity portion of Conseco Balanced Fund; and (c) a subadvisory contract under which Oak Associates, ltd. ("OAK") would serve as subadviser for the investment portfolios of Conseco 20 Fund and Conseco Science & Technology Fund. Your Board has approved these new investment management arrangements, including the appointments of CEP and OAK as subadvisers for the respective Funds. The shareholders also are being asked to approve these three new investment management agreements.

         The Board also asks shareholder approval to implement an exemptive order anticipated to be issued by the Securities and Exchange Commission that would permit CCM and the Board, in the future, to enter into, or make material changes to, subadvisory agreements without seeking additional shareholder approval.

         Additionally, the Board seeks shareholder approval to re-elect the current Trustees, to ratify the appointment of PricewaterhouseCoopers LLP as the Trust's independent accountants, and to change Conseco High Yield Fund's fundamental policy regarding diversification.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THESE PROPOSALS.

         YOUR VOTE IS VERY IMPORTANT. Please take the time to review the enclosed proxy statement and vote your shares today by signing and returning the enclosed proxy card or by voting via telephone at 1-800-[ ]. We have retained Shareholder Communications to assist us with this proxy solicitation. If we have not received your vote as the meeting date approaches, you may receive a telephone call from them to ask for your vote.

         Thank you for your attention to this matter and for your continuing investment in the Funds.

                                              Very truly yours,

                                              Maxwell E. Bublitz
                                              President

                               CONSECO FUND GROUP
                        Conseco Science & Technology Fund
                                 Conseco 20 Fund
                             Conseco Large-Cap Fund
                               Conseco Equity Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund

                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 MARCH 29, 2001

To the Shareholders:

         NOTICE IS HEREBY GIVEN of a special meeting of Shareholders ("Meeting") of each of the Conseco Mutual Funds listed above ("Funds"). The funds are series of the Conseco Fund Group, a Massachussetts business trust ("Trust"). The Meeting will be held on March 29, 2001, at 11825 North Pennsylvania Street, Carmel, Indiana, 46032, at 11:00 a.m., Eastern Standard Time, to vote on the following proposals ("Proposals"):

         1. For each Fund, to approve or disapprove a new Investment Management Contract with Conseco Capital Management, Inc. ("CCM");

         2. For Conseco Equity Fund, Conseco Large-Cap Fund, and the Conseco Balanced Fund, to approve or disapprove Subadvisory Contracts between CCM and Chicago Equity Partners, LLC;

         3. For Conseco 20 Fund and Conseco Science & Technology Fund, to approve or disapprove Subadvisory Contracts between CCM and Oak Associates, ltd.;

         4. For each Fund, to approve or disapprove a policy to permit CCM and the Funds' Board of Trustees to appoint and replace subadvisers, enter into subadvisory contracts, and approve amendments to subadvisory contracts on behalf of the Funds without further shareholder approval ("Subadvisory Policy");

         5.       For each Fund, to elect the Trustees of the Trust;

         6. For each Fund, to ratify the appointment of PricewaterhouseCoopers LLP as the Trust's independent accountants; and

         7. For the Conseco High Yield Fund, to change the Fund's fundamental policy regarding diversification.

         Shareholders of record as of the close of business on January 24, 2001, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         Please execute and promptly return the accompanying proxy card in the enclosed envelope, which is being solicited by the Trust's Board of Trustees. You may also vote your shares by calling us at 1-800-[ ]. Returning your proxy card promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the Funds at any time before the proxy is exercised, or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          William P. Kovacs,
                                          Secretary

February 8, 2001
11825 North Pennsylvania Street
Carmel, Indiana 46032

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

         Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE INVESTMENT MANAGEMENT CONTRACTS, THE SUBADVISORY CONTRACTS, THE SUBADVISORY POLICY, THE ELECTION OF THE TRUSTEES, THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS, AND IN THE CASE OF THE CONSECO HIGH YIELD FUND ONLY, THE FUNDAMENTAL POLICY CHANGE, AND "FOR" OR "AGAINST" ANY OTHER BUSINESS WHICH MAY PROPERLY ARISE AT THE MEETING, IN THE PROXIES' DISCRETION. To avoid the additional expense of further solicitation, we ask your cooperation in promptly mailing your proxy card. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, by calling [__________]. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

         If you have any questions regarding the Meeting, or the execution of your proxy, please call toll-free [_______________].

         If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications, may contact you. They will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                REGISTRATION                          VALID SIGNATURE

     Corporate Accounts

     (1)   ABC Corp...........................................    ABC Corp.
                                                                  John Doe, Treasurer
     (2)   ABC Corp...........................................    John Doe, Treasurer
     (3)   ABC Corp. c/o John Doe, Treasurer..................    John Doe
     (4)   ABC Corp. Profit Sharing Plan......................    John Doe, Trustee

     Partnership Accounts

     (1)   The XYZ Partnership................................    Jane B. Smith, Partner
     (2)   Smith and Jones, Limited Partnership...............    Jane B. Smith, General Partner

     Trust Accounts

     (1)   ABC Trust Account..................................    Jane B. Doe, Trustee
     (2)   Jane B. Doe, Trustee u/t/d 12/28/78................    Jane B. Doe

     Custodial or Estate Accounts

     (1)   John B. Smith, Cust. f/b/o
           John B. Smith, Jr.,
           UGMA/UTMA..........................................    John B. Smith
     (2)   Estate of John B. Smith............................    John B. Smith, Jr., Executor


                               CONSECO FUND GROUP
                        Conseco Science & Technology Fund
                                 Conseco 20 Fund
                             Conseco Large-Cap Fund
                               Conseco Equity Fund
                              Conseco Balanced Fund
                       Conseco Convertible Securities Fund
                             Conseco High Yield Fund
                            Conseco Fixed Income Fund

                         11825 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032
                                1-800-[________]

                                 PROXY STATEMENT

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                 MARCH 29, 2001

         This Proxy Statement is being furnished to shareholders of the Conseco Mutual Funds listed above ("Funds") in connection with the solicitation by their Board of Trustees ("Board") of proxies to be used at a special meeting of shareholders ("Meeting"), or any adjournments thereof. The Meeting will be held March 29, 2001, at 11825 North Pennsylvania Street, Carmel, Indiana, 46032, at 11:00 a.m., Eastern Standard Time. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about February 8, 2001.

         The following proposals ("Proposals") will be voted upon:

         1. For each Fund, to approve or disapprove a new Investment Management Contract with Conseco Capital Management, Inc. ("CCM");

         2. For Conseco Equity Fund, Conseco Large-Cap Fund, and the Conseco Balanced Fund, to approve or disapprove Subadvisory Contracts between CCM and Chicago Equity Partners, LLC;

         3. For Conseco 20 Fund and Conseco Science & Technology Fund, to approve or disapprove Subadvisory Contracts between CCM and Oak Associates, ltd.;

         4. For each Fund, to approve or disapprove a policy to permit CCM and the Funds' Board of Trustees to appoint and replace subadvisers, enter into subadvisory contracts, and approve amendments to subadvisory contracts on behalf of the Funds without further shareholder approval ("Subadvisory Policy");

         5.       For each Fund, to elect the Trustees of the Trust;

         6. For each Fund, to ratify the appointment of PricewaterhouseCoopers LLP as the Trust's independent accountants; and

         7. For the Conseco High Yield Fund, to change the Fund's fundamental policy regarding diversification.

         This table shows which Proposals apply to your Fund.

-------------------------------------------------------------------------------
                           Fund                               Proposal(s)
-------------------------------------------------------------------------------
             Conseco Science & Technology Fund               1, 3, 4, 5, 6
-------------------------------------------------------------------------------
                      Conseco 20 Fund                        1, 3, 4, 5, 6
-------------------------------------------------------------------------------
                  Conseco Large-Cap Fund                     1, 2, 4, 5, 6
-------------------------------------------------------------------------------
                    Conseco Equity Fund                      1, 2, 4, 5, 6
-------------------------------------------------------------------------------
                   Conseco Balanced Fund                     1, 2, 4, 5, 6
-------------------------------------------------------------------------------
            Conseco Convertible Securities Fund              1, 4, 5, 6
-------------------------------------------------------------------------------
                  Conseco High Yield Fund                    1, 4, 5, 6, 7
-------------------------------------------------------------------------------
                 Conseco Fixed Income Fund                   1, 4, 5, 6
-------------------------------------------------------------------------------

         For each Fund, the presence, in person or by proxy, of a majority of the shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at a Meeting, but votes sufficient to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposals in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposals against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any adjournment or Proposal. Accordingly, abstentions and broker non-votes effectively will be votes against Proposals 1, 2, 3 and 4 because these Proposals require the affirmative vote of a specified majority of each Fund's outstanding shares.

         All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by Shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the Investment Management Contracts, "FOR" the Subadvisory Contracts, "FOR" the Subadvisory Policy, "FOR" the election of the Trustees, "FOR" the appointment of PricewaterhouseCoopers LLP, in the case of the Conseco High Yield Fund only, "FOR" the change in fundamental policy, and "FOR" or "AGAINST" any other business which may properly arise at the Meeting, in the proxies' discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy card or by submitting a written notice of revocation to the Secretary of the Funds ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person.

         Shareholders of record as of the close of business on January 24, 2001 ("Record Date"), are entitled to vote at the Meeting. Information as to the number of outstanding shares for each Fund as of the record date is set forth below:

--------------------------------- --------------- ---------------- ---------------- ----------------- ----------------
              Fund                 Total Number      Number of        Number of         Number of        Number of
                                                      Class A          Class B           Class C          Class Y
--------------------------------- --------------- ---------------- ---------------- ----------------- ----------------
  Conseco Science & Technology
              Fund
--------------------------------- --------------- ---------------- ---------------- ----------------- ----------------
        Conseco 20 Fund
--------------------------------- --------------- ---------------- ---------------- ----------------- ----------------
     Conseco Large-Cap Fund
--------------------------------- --------------- ---------------- ---------------- ----------------- ----------------
      Conseco Equity Fund
--------------------------------- --------------- ---------------- ---------------- ----------------- ----------------
     Conseco Balanced Fund
--------------------------------- --------------- ---------------- ---------------- ----------------- ----------------
 Conseco Convertible Securities
              Fund
--------------------------------- --------------- ---------------- ---------------- ----------------- ----------------
    Conseco High Yield Fund
--------------------------------- --------------- ---------------- ---------------- ----------------- ----------------
   Conseco Fixed Income Fund
--------------------------------- --------------- ---------------- ---------------- ----------------- ----------------

         Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix A, as of the Record Date, Conseco Capital Management, Inc. ("CCM" or the "Adviser"), the investment adviser of the Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of the Funds. As of that same date, the Trustees and officers of the Funds, as a group, owned less than 1% of any class of the Funds' outstanding shares.

         The solicitation of proxies, the cost of which will be borne by CCM, will be made by mail and telephone. The Funds' officers and employees of CCM who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. The Funds have engaged the services of Shareholder Communications (the "Solicitor") to assist them in the solicitation of proxies for the Meetings. Shareholder Communications will be paid approximately $[______] for proxy solicitation services. The Funds will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. CCM may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

COPIES OF THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUNDS AT 11825 NORTH PENNSYLVANIA STREET, CARMEL, INDIANA 46032, OR BY CALLING 1-800-[________].

                                  INTRODUCTION

         The Board has approved proposals by CCM to restructure the manner in which the Funds' assets are managed. To implement new investment management arrangements for the Funds, the Board, effective November 31, 2000, terminated the existing investment advisory contracts between the Funds and CCM and approved a new interim investment management contract with CCM ("Interim Management Contract") and interim subadvisory contracts between CCM and Chicago Equity Partners, LLC ("CEP") and Oak Associates, ltd. ("OAK"). Under the Interim Management Contract, CCM serves as investment adviser and manager for the Funds and provides portfolio management oversight for those Funds managed by subadvisers, instead of directly managing those Funds' portfolios. The Funds pay CCM the same annual fee under the Interim Management Contract that it paid under the preceding investment advisory contracts. The annual fees paid to CCM by each Fund are shown in the table below.

-----------------------------------------------------------         -------------------------------------------
                           Fund                                     % of a Fund's daily net assets paid to CCM
-----------------------------------------------------------         -------------------------------------------
             Conseco Science & Technology Fund                                        1.00%
-----------------------------------------------------------         -------------------------------------------
                      Conseco 20 Fund                                                 0.70%
-----------------------------------------------------------         -------------------------------------------
                  Conseco Large-Cap Fund                                              0.70%
-----------------------------------------------------------         -------------------------------------------
                    Conseco Equity Fund                                               0.70%
-----------------------------------------------------------         -------------------------------------------
                   Conseco Balanced Fund                                              0.70%
-----------------------------------------------------------         -------------------------------------------
            Conseco Convertible Securities Fund                                       0.85%
-----------------------------------------------------------         -------------------------------------------
                  Conseco High Yield Fund                                             0.70%
-----------------------------------------------------------         -------------------------------------------
                 Conseco Fixed Income Fund                                            0.45%
-----------------------------------------------------------         -------------------------------------------

         Under the Interim Subadvisory Contracts, CEP and OAK provide the Funds listed below ("Subadvised Funds") with a continuous investment program for which CCM, not the Subadvised Funds, pays CEP and OAK the annual fees laid out below.

-----------------------------------------------------------       ----------------------------------------------
                           Fund                                   % of a Fund's average daily net assets paid to
                                                                                    subadviser
-----------------------------------------------------------       ----------------------------------------------
            Conseco Science and Technology Fund                                       0.30%
-----------------------------------------------------------       ----------------------------------------------
                      Conseco 20 Fund                                                 0.30%
-----------------------------------------------------------       ----------------------------------------------
                  Conseco Large-Cap Fund                                              0.30%
-----------------------------------------------------------       ----------------------------------------------
                    Conseco Equity Fund                                               0.30%
-----------------------------------------------------------       ----------------------------------------------
                  Conseco Balanced Fund*                                              0.30%
                  (*equity portion only)
-----------------------------------------------------------       ----------------------------------------------

         The Interim Management Contract and Interim Subadvisory Contracts will terminate automatically on the earlier of 150 days from their effective date or the date each Subadvised Fund's shareholders, as applicable, approve the new Investment Management Contracts and the Subadvisory Contracts.

         Under the proposal, CEP and OAK, entities unaffiliated with CCM, would continue to manage the Subadvised Funds' assets as their its investment subadvisers and CCM would continue to oversee their activities as subadvisers and evaluate their performance. The Board is also asking the Funds' shareholders to approve a new Investment Management Contract with CCM to incorporate updated language about CCM's ability to appoint subadvisers, as described further below. In addition, the Board is asking the Subadvised Funds' shareholders to approve a policy that permits CCM and the Board to appoint and replace subadvisers, enter into subadvisory contracts, and amend subadvisory contracts without further shareholder approval.

         PROPOSAL 1: TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT CONTRACT BETWEEN CCM AND THE TRUST.

         CCM proposed to the Board, and the Board approved at its meeting on November 28, 2000, an amended Investment Management Contract ("Proposed Management Contract") between the Trust and CCM. The Proposed Management Contract is substantially similar to the Funds' current Interim Management Contract and the Funds' recently terminated Investment Advisory Contracts ("Old Advisory Contracts"). Under the Proposed Management Contract, CCM will have the same duties and responsibilities and will receive the same compensation as under the Interim Management Contract and the Old Advisory Contracts. A form of the Proposed Management Contract is attached as Appendix B.

Comparison Between (1) the Old Advisory Contracts and (2) the Interim Management Contract and the Proposed Management Contract

         The main difference between the Interim Management Contract and the Proposed Management Contract (collectively, the "New Contracts") on the one hand, and the Old Advisory Contracts, on the other hand, is the change of CCM's role under the New Contracts. Under the Old Advisory Contracts, CCM's role was to provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments and cash equivalents in the Funds, and to determine what securities and other investments would be purchased, retained or sold by the Funds. Under the New Contracts, CCM may oversee the management of the Funds' portfolios by one or more investment subadvisers, rather than managing the Funds themselves. Such oversight includes reviewing prospective subadvisers, selecting such subadvisers, and monitoring and evaluating their performance. CCM will report to the Trust's Board the results of its evaluation, supervision, and monitoring duties and will make recommendations to the Board concerning the renewal, modification or termination of subadvisory agreements.

         Both the Old Advisory Contracts and the New Contracts permit CCM to delegate its duties under the Contracts to a subadviser. However, the New Contracts now specifically anticipate that CCM will delegate some of its investment management duties to one or more subadvisers. Furthermore, the New Contracts explicitly permit CCM to delegate its duties to more than one subadviser. Under the New Contracts, CCM also has the power to allocate and reallocate responsibility for the management of a specific portion of a Fund's assets among subadvisers. In addition, the New Contracts provide that CCM can engage a subadviser subject only to approval of the subadvisory contract by the Board and to any requirements of the securities laws pertaining thereto. This would permit CCM to implement Proposal 4, if approved by the Fund Shareholders. As described in Proposal 4, CCM and the Funds have filed an application for an order of exemption from the Securities and Exchange Commission ("SEC") permitting the engagement of unaffiliated subadvisers by the Board acting alone and without the need for approval by the vote of the holders of a majority of the outstanding shares of the Fund. See Proposal 4 for more information.

         Under the New Contracts, for both the services provided to, and the expenses assumed for the Funds, the Funds will pay a fee to CCM. This fee is computed daily and paid monthly, at an annual rate of a certain percentage of the average daily net assets of a Fund. (For the exact percentages paid by each Fund, refer to the table above.) The new fee is identical to the fee payable to CCM in the Old Advisory Contracts.

         Under both the Old Advisory Contracts and the New Contracts, CCM will not be liable for any error in judgment or mistake of law or for any loss suffered by a Fund or its shareholders in connection with the matters to which the Contracts relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CCM in the performance of its duties or from reckless disregard by CCM of its obligations and duties under the Contracts. The only difference between the Contracts with respect to liability is that the New Contracts specifically extend the limitation of liability to CCM's officers, directors, employees and delegates and to any subadvisers to the Funds, whereas the Old Advisory Contracts do not explicitly include such persons in their corresponding sections. Both the Old Advisory Contracts and the New Contracts provide that the Trustees of the Trust and Fund shareholders will not be liable for any obligations of the Funds or the Trust under the Contracts, and that CCM will look only to the assets and property of the Trust in settlement of any rights or claims under the Contracts.

         Both the Old Advisory Contracts and the New Contracts, including the Interim Contracts, terminate automatically upon assignment and are terminable at any time without penalty by the Board or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to CCM (10 days written notice for the Interim Contracts) or, without penalty, by CCM on 60 days' written notice to a Fund.

         If approved by a Fund's shareholders, the Proposed Management Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Management Contract will continue in effect if it is approved at least annually by a vote of a Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of those Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, as amended ("1940 Act"), of a Fund or CCM ("Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

         The table below provides the effective date of the Old Advisory Contract for each of the Funds. The effective date of each Old Advisory Contract is also the date each such contract was last submitted to a vote of shareholders. Finally, the table displays the investment advisory fees paid to CCM under the Old Advisory Contract (or accrued during the fiscal year ended December 31, 2000) for each of the Funds.

                                                   EFFECTIVE DATE OF OLD ADVISORY    INVESTMENT ADVISORY FEES PAID
PORTFOLIO                                          CONTRACT                          TO CCM ($):
Conseco Science & Technology Fund                  June 30, 2000                     $  106,537
Conseco 20 Fund                                    January 2, 1998                   $2,690,206
Conseco Large-Cap Fund                             June 30, 2000                     $   17,469
Conseco Equity Fund                                March 28, 1997                    $1,312,117
Conseco Balanced Fund                              March 28, 1997                    $  267,560
Conseco Convertible Securities Fund                September 28, 1998                $  636,148
Conseco High Yield                                 January 2, 1998                   $  603,915
Conseco Fixed Income                               March 28, 1997                    $  176,172

         Further information about CCM is set forth in Appendix C.

COMPARISON OF THE INTERIM MANAGEMENT CONTRACT AND THE PROPOSED
MANAGEMENT CONTRACT

         The Interim Management Contract and the Proposed Management Contract are substantially similar, with the only material differences stemming from the provisional nature of the Interim Management Contract pursuant to the requirements of Rule 15a-4 under the 1940 Act. The Interim Management Contract is only effective for 150 days from the termination date of the Old Advisory Contracts, not two years from the date of adoption as under the Proposed Management Contract, and only 10 days' written notice is required for termination of the Interim Management Contract by the Funds, rather than the 60 days' written notice required under the Proposed Management Contract.

Evaluation by the Board

         In considering the Proposed Management Contract, the Board reviewed and analyzed the factors it deemed relevant, including (1) the services now being provided by CCM; (2) the nature, quality, and scope of such services as well as the Funds' investment performance; (3) the nature and scope of the services to be provided to the Funds by CCM under the Proposed Management Contract; (4) the ability of CCM to provide such services; and (5) the potential effect of the Proposed Management Contract on shareholders. The Trustees reviewed the proposed fees payable to CCM under the Proposed Management Contract. The Board also considered the management or advisory fees paid by other investment companies with similar objectives and characteristics.

         After full consideration of these and other factors, the Board, including the Independent Trustees, approved the Proposed Management Contract and authorized the submission of the Proposed Management Contract to the Funds' shareholders for their approval at the Meeting.

Required Vote

         Approval of Proposal 1 with regard to any Fund requires the affirmative vote of the lesser of (1) 67% or more of the shares of a Fund present at the Meeting, if more than 50% of the outstanding shares of each such Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of each Fund entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

                          ----------------------------

         PROPOSAL 2: TO APPROVE OR DISAPPROVE A SUBADVISORY CONTRACT BETWEEN CCM AND CEP.

         CCM proposed to the Board, and the Board approved at its meeting on November 28, 2000, a subadvisory contract between CCM and CEP ("Proposed Subadvisory Contract" or the "Contract") with respect to the Conseco Equity Fund, the Conseco Large-Cap Fund, and the Conseco Balanced Fund. The Proposed Subadvisory Contract is substantially similar to the Interim Subadvisory Contract adopted by the Board on December 1, 2000. A form of a Proposed Subadvisory Contract is attached as Appendix D.

         Further information about CEP is set forth in Appendix E.

Proposed Subadvisory Contract

         Under the Proposed Subadvisory Contract, CEP would be responsible, subject to the supervision of the Board and CCM, for the actual investment management of all or a designated portion of the assets of Conseco Equity Fund, Conseco Large-Cap Fund and the equity portion of the Conseco Balanced Fund, including placing purchase and sell orders for investments and for other related transactions. CEP agrees to provide a continuous investment program for each Fund's assets, including investment research and portfolio management. The Proposed Subadvisory Contract recognizes that CEP may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the subadviser with research, analysis, advice or similar services. The Proposed Subadvisory Contract also provides that CEP will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions the subadviser effects on behalf of each such Fund, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM may reasonably request; (2) provide the Board or CCM with economic and investment analyses and reports, as well as quarterly reports, setting forth each such Fund's performance with respect to its investments and make available to the Board and CCM any economic, statistical and investment services that CEP normally makes available to its institutional investors or other customers; and
(3) provide assistance in the fair valuation of, and use reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of CEP, for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         The Proposed Subadvisory Contract provides that CEP will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, its shareholders, the Trust or CCM in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CEP in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract. In addition, CEP will not have any responsibilities for any other series of the Trust, for any portion of a Fund's assets that it does not manage or for the acts or omissions of any other subadviser for a Fund or the Trust. In particular, if at any time CEP only manages a portion of a Fund's assets, CEP will have no responsibility for the Fund being in violation of any law or regulation or Fund policy or restriction, or for the Fund's failure to qualify as a "regulated investment company" for federal tax purposes, if the portion of the Fund's portfolio managed by CEP would not be in such violation or fail to so qualify if such portion were deemed a separate series of the Trust or a separate "regulated investment company."

         CCM has agreed to indemnify, defend and hold harmless CEP, its affiliates, and each of their officers, directors, employees, shareholders, agents, and representatives from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising from or related to the services contemplated under the Proposed Subadvisory Contract, except to the extent that such losses, claims, damages, liabilities, costs and expenses result from CEP's willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by CEP of its obligations and duties under the Contract.

         The Proposed Subadvisory Contract provides that each Fund, by the vote of a majority of the Board or a majority of its outstanding voting securities, may terminate the Contract, without penalty, on 60 days' written notice to CEP and CEP may terminate the Contract, without penalty, on 60 days' written notice to CCM. The Proposed Subadvisory Contract also permits CCM to terminate the Contract, without penalty, upon material breach by CEP of any of certain specific representations and warranties in the Contract. These representations and warranties concern failure to be registered as an investment adviser, failure to adopt a code of ethics, failure to notify CCM of changes in control and failure to obtain written consent from CCM before referring to CEP's relationship with a Fund, the Trust, CCM or any of their affiliates in promotional materials. CEP may cure such breach within a 20-day period after notice thereof. Additionally, CCM may terminate the Proposed Subadvisory Contract without penalty if, in the reasonable judgment of CCM, CEP becomes unable to discharge its duties and obligations under the Contract, including circumstances such as financial insolvency of CEP or any other circumstances which could adversely affect a Fund. In addition, the Proposed Subadvisory Contract is automatically terminable upon assignment.

         Under the Proposed Subadvisory Contract, for the services performed and the expenses assumed, CEP would receive a subadvisory fee from CCM (not the Funds), computed daily and paid monthly, at an annual rate of a certain percentage of the portion of a Fund's average daily net assets under CEP's management. The fees paid by each Fund are shown in the table below.

----------------------------------------------------------          ------------------------------------------
                           Fund                                     % of a Fund's daily net assets paid to CEP
----------------------------------------------------------          ------------------------------------------
                  Conseco Large-Cap Fund                                              0.30%
----------------------------------------------------------          ------------------------------------------
                    Conseco Equity Fund                                               0.30%
----------------------------------------------------------          ------------------------------------------
                  Conseco Balanced Fund*                                              0.30%
                  (*equity portion only)
----------------------------------------------------------          ------------------------------------------

         SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT CHANGE THE TOTAL AMOUNT OF MANAGEMENT FEES PAID BY THE FUNDS TO CCM OR CCM'S DUTIES AND RESPONSIBILITIES TOWARD THE FUNDS UNDER THE PROPOSED MANAGEMENT CONTRACT.

         If approved by each Fund's shareholders, the Proposed Subadvisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Subadvisory Contract will continue in effect if it is approved at least annually by a vote of each Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

COMPARISON OF THE INTERIM SUBADVISORY CONTRACT AND THE PROPOSED
SUBADVISORY CONTRACT

         The Interim Subadvisory Contract and the Proposed Subadvisory Contract are substantially similar. Some of the differences between these Contracts stem from the provisional nature of the Interim Subadvisory Contract and the requirements of Rule 15a-4 of the 1940 Act. The Interim Subadvisory Contract is only effective for 150 days from the termination date of the Old Advisory Contracts, not for two years from the date of adoption as under the Proposed Subadvisory Contract, and only 10 days' written notice is required for termination of the Interim Subadvisory Contract by a Fund, rather than the 60 days' written notice required under the Proposed Subadvisory Contract. Another difference is an additional provision in the Proposed Subadvisory Contract that reflects the Board's ability to amend the Contract without shareholder approval in accordance with the anticipated SEC order discussed in Proposal 4 (provided Proposal 4 is approved by shareholders). In addition, the Proposed Subadvisory Contract specifically states that the Contract will terminate upon its assignment or the termination of the Proposed Management Contract.

Evaluation by the Board

         In determining to approve the Proposed Subadvisory Contract, the Board analyzed the factors it deemed relevant, particularly CCM's decision to delegate portfolio advisory services for equity funds, CEP's particular experience in managing equity assets, its reputation, the past performance of other funds managed by CEP that invest in equity securities, its overall capabilities to perform the services under the Proposed Subadvisory Contract and its willingness to perform those services for the Funds. The Board also considered the subadvisory fees that would be payable to CEP. The Board reviewed the services provided by CEP to its other investment company clients, the ability of CEP to provide these services to the Funds, including its personnel, operations and financial condition, and other factors that would affect the provision of those services. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, approved the Proposed Subadvisory Contract and recommended that it be submitted to the shareholders for approval.

Required Vote

         Approval of Proposal 2 requires the affirmative vote of the lesser of
(1) 67% or more of the shares of each of the Conseco Large-Cap Fund, the Conseco Equity Fund, and the Conseco Balanced Fund, respectively, present at the Meeting, if more than 50% of the outstanding shares of each such Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of each such Fund entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS

                             VOTE "FOR" PROPOSAL 2.

                          ----------------------------

         PROPOSAL 3: TO APPROVE OR DISAPPROVE A SUBADVISORY CONTRACT BETWEEN CCM AND OAK.

         CCM proposed to the Board, and the Board approved at its meeting on November 28, 2000, a subadvisory contract between CCM and OAK ("Proposed Subadvisory Contract" or the "Contract"). The Proposed Subadvisory Contract is substantially similar to the Interim Subadvisory Contract adopted by the Board on December 1, 2000. A form of a Proposed Subadvisory Contract is attached as Appendix F.

         Further information about OAK is set forth in Appendix G.

Proposed Subadvisory Contract

         Under the Proposed Subadvisory Contract, OAK would be responsible, subject to the supervision of the Board and CCM, for the actual investment management of all or a designated portion of the assets of Conseco 20 Fund and Conseco Science & Technology Fund, including placing purchase and sell orders for investments and for other related transactions. OAK agrees to provide a continuous investment program for each Fund's assets, including investment research and management. The Proposed Subadvisory Contract recognizes that OAK may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the subadviser with research, analysis, advice or similar services. The Proposed Subadvisory Contract also provides that OAK will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions the subadviser effects on behalf of each Fund, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM may reasonably request; (2) provide the Board or CCM with economic and investment analyses and reports, as well as quarterly reports, setting forth each Fund's performance with respect to its investments and make available to the Board and CCM any economic, statistical and investment services that OAK normally makes available to its institutional investors or other customers; and (3) provide assistance in the fair valuation of, and use reasonable efforts to arrange for the provision of a price or prices from one or more parties independent of OAK, for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         The Proposed Subadvisory Contract provides that OAK will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, its shareholders, the Trust or CCM in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OAK in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract. In addition, OAK will not have any responsibilities for any other series of the Trust, for any portion of a Fund's assets that it does not manage or for the acts or omissions of any other subadviser for a Fund or the Trust. In particular, if at any time OAK only manages a portion of a Fund's assets, OAK will have no responsibility for the Fund being in violation of any law or regulation or Fund policy or restriction, or for the Fund's failure to qualify as a "regulated investment company" for federal tax purposes, if the portion of the Fund's portfolio managed by OAK would not be in such violation or fail to so qualify if such portion were deemed a separate series of the Trust or a separate "regulated investment company."

         CCM has agreed to indemnify, defend and hold harmless OAK, its affiliates, and each of their officers, directors, employees, shareholders, agents, and representatives from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising from or related to the services contemplated under the Proposed Subadvisory Contract, except to the extent that such losses, claims, damages, liabilities, costs and expenses result from OAK's willful misfeasance, bad faith, or gross negligence in the performance of its duties or from reckless disregard by OAK of its obligations and duties under the Contract.

         The Proposed Subadvisory Contract provides that each Fund, by the vote of a majority of the Board or a majority of its outstanding voting securities, may terminate the Contract, without penalty, on 60 days' written notice to OAK and OAK may terminate the Contract, without penalty, on 60 days' written notice to CCM. The Proposed Subadvisory Contract also permits CCM to terminate the Contract, without penalty, upon material breach by OAK of any of certain specific representations and warranties in the Contract. These representations and warranties concern failure to be registered as an investment adviser, failure to adopt a code of ethics, failure to notify CCM of changes in control and failure to obtain written consent from CCM before referring to OAK's relationship with a Fund, the Trust, CCM or any of their affiliates in promotional materials. OAK may cure such breach within a 20 day period after notice thereof. Additionally, CCM may terminate the Proposed Subadvisory Contract without penalty if, in the reasonable judgment of CCM, OAK becomes unable to discharge its duties and obligations under the Contract, including circumstances such as financial insolvency of OAK or any other circumstances which could adversely affect a Fund. In addition, the Proposed Subadvisory Contract is automatically terminable upon assignment.

         Under the Proposed Subadvisory Contract, for the services performed and the expenses assumed, OAK would receive a subadvisory fee from CCM (not the

Funds), computed daily and paid monthly, at an annual rate of a certain percentage of the portion of a Fund's average daily net assets under OAK's management. The fees paid by each Fund are shown in the table below.

------------------------------------------------------------        ------------------------------------------
                           Fund                                     % of a Fund's daily net assets paid to OAK
------------------------------------------------------------        ------------------------------------------
                      Conseco 20 Fund                                                  0.30%
------------------------------------------------------------        ------------------------------------------
             Conseco Science & Technology Fund                                         0.30%
------------------------------------------------------------        ------------------------------------------


         SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT CHANGE THE TOTAL AMOUNT OF MANAGEMENT FEES PAID BY THE FUNDS TO CCM OR CCM'S DUTIES AND RESPONSIBILITIES TOWARD THE FUNDS UNDER THE PROPOSED MANAGEMENT CONTRACT.

         If approved by each Fund's shareholders, the Proposed Subadvisory Contract will become effective on the date of approval and will remain in effect for an initial two-year term. Thereafter, the Proposed Subadvisory Contract will continue in effect if it is approved at least annually by a vote of each Fund's shareholders or by the Board, provided that, in either event, continuance is approved by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

COMPARISON OF THE INTERIM SUBADVISORY CONTRACT AND THE PROPOSED
SUBADVISORY CONTRACT

         The Interim Subadvisory Contract and the Proposed Subadvisory Contract are substantially similar. Some of the differences between these Contracts stem from the provisional nature of the Interim Subadvisory Contract and the requirements of Rule 15a-4 of the 1940 Act. The Interim Subadvisory Contract is only effective for 150 days from the termination date of the Old Advisory Contracts, not for two years from the date of adoption as under the Proposed Subadvisory Contract, and only 10 days' written notice is required for termination of the Interim Subadvisory Contract by a Fund, rather than the 60 days' written notice required under the Proposed Subadvisory Contract. Another difference is an additional provision in the Proposed Subadvisory Contract that reflects the Board's ability to amend the Contract without shareholder approval in accordance with the anticipated SEC exemptive order discussed in Proposal 4 (provided Proposal 4 is approved by shareholders). In addition, the Proposed Subadvisory Contract specifically states that the Contract will terminate upon its assignment or the termination of the Proposed Management Contract.

Evaluation by the Board

         In determining to approve the Proposed Subadvisory Contract, the Board analyzed the factors it deemed relevant, particularly CCM's decision to delegate portfolio advisory services to equity funds, OAK's particular experience in managing equity assets, its reputation, the past performance of other funds managed by OAK that invest in equity securities, its overall capabilities to perform the services under the Proposed Subadvisory Contract and its willingness to perform those services for the Funds. The Board also considered the subadvisory fees that would be payable to OAK. The Board reviewed the services provided by OAK to its other investment company clients, the ability of OAK to provide these services to the Funds, including its personnel, operations and financial condition, and other factors that would affect the provision of those services. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, approved the Proposed Subadvisory Contract and recommended that it be submitted to the shareholders for approval.

Required Vote

         Approval of Proposal 3 requires the affirmative vote of the lesser of
(1) 67% or more of the shares of each of the Conseco Science & Technology Fund and the Conseco 20 Fund, respectively, present at the Meeting, if more than 50% of the outstanding shares of each such Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares of each such Fund entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 3.

                          ----------------------------

         PROPOSAL 4: TO APPROVE A POLICY TO PERMIT CCM AND THE BOARD TO APPOINT AND REPLACE SUBADVISERS, TO ENTER INTO SUBADVISORY CONTRACTS AND TO APPROVE AMENDMENTS TO SUBADVISORY CONTRACTS ON BEHALF OF THE FUNDS WITHOUT FURTHER SHAREHOLDER APPROVAL.

         At its meeting on January 17, 2001, the Board approved, and recommended that the shareholders of the Funds also be asked to approve, a policy to permit CCM, subject to the approval of the Board, to appoint and replace subadvisers, to enter into subadvisory contracts and to amend subadvisory contracts on behalf of the Funds without further shareholder approval ("Subadviser Approval Policy"). Shareholders are being asked to approve this policy at the meeting to permit CCM to make future changes in the subadvisory arrangements for the Funds without having to incur the expense of another shareholder meeting. If approved by the Funds' shareholders, the policy would apply only to subadvisers that are not CCM affiliates and thus would not permit CCM and the Board to appoint any CCM affiliate to serve as subadviser to the Funds without shareholder approval.

The Anticipated Exemptive Order

         On [__________], 2001, the Funds and CCM filed an application for an exemptive order from the SEC that would permit CCM and the Funds' Board to appoint and replace subadvisers that are not affiliated with CCM and to amend subadvisory contracts with these subadvisers without obtaining shareholder approval. The Funds' shareholders must approve the Subadviser Approval Policy before CCM and the Board may implement it. Without the exemptive order, the provisions of the 1940 Act require that the Funds' shareholders approve all new subadvisory contracts as well as material amendments to any existing subadvisory contract. If shareholders approve this proposal, CCM will be authorized to evaluate, select and retain unaffiliated subadvisers for the Funds, subject to receipt of the exemptive order from the SEC, and subject to approval by the Board, including a majority of the Independent Trustees, and to modify the subadvisory contracts without obtaining further approval of the Funds' shareholders whenever CCM and the Board believe these actions would benefit the Funds and their shareholders. As explained below, shareholders would receive detailed information regarding any new subadviser. There is no guarantee that CCM and the Funds will receive the exemptive order they have requested from the SEC.

Current Subadviser Approval Process

         Currently, the holders of a majority of a Fund's outstanding shares must approve any subadvisory contract between CCM and another investment adviser pursuant to which the other adviser provides a Fund with investment management services. Shareholder approval is required in addition to approval by the Board and a majority of the Independent Trustees.

Proposed Subadviser Approval Policy

         The proposed Subadviser Approval Policy would permit CCM, subject to the approval of the Board, including a majority of the Independent Trustees, to appoint and replace subadvisers and to amend subadvisory contracts without obtaining shareholder approval. The Subadviser Approval Policy thus would permit CCM to change subadvisers or subadvisory arrangements in the following types of situations, among others: (1) the subadviser has a record of substandard performance; (2) the individual employees responsible for portfolio management of a Fund has moved from the subadviser to another investment advisory firm; (3) there is a change of control of the subadviser; (4) CCM decides to diversify a Fund's management by adding another subadviser; or (5) there is a change in investment style of a Fund. The Subadviser Approval Policy will not be used to approve any subadviser that is affiliated with CCM, as that term is used in the 1940 Act, or materially amend any subadvisory contract with an affiliated subadviser.

         Approval of the Subadviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Funds, CCM, any subadviser, or any subadvisory contract, other than the requirement to call and hold a meeting of the Fund's shareholders for the purpose of approving a subadvisory contract. The Board, including the Independent Trustees, will continue to evaluate and approve all new subadvisory contracts between CCM and any subadviser as well as all changes to existing subadvisory contracts. In addition, the Fund and CCM will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected whenever CCM acts under the Subadviser Approval Policy. Finally, within 90 days of the appointment of a new subadviser, a Fund will provide its shareholders with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory contract and the subadvisory fee that the Fund's shareholders would receive in a proxy statement. If a Fund's shareholders are not satisfied with the subadvisory arrangements that CCM and the Board implement under the Subadviser Approval Policy, they would, of course, be able to exchange or sell their shares.

         SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT CHANGE THE TOTAL AMOUNT OF MANAGEMENT FEES PAID BY THE FUNDS TO CCM OR CCM'S DUTIES AND RESPONSIBILITIES TOWARD THE FUNDS UNDER THE PROPOSED MANAGEMENT CONTRACT.

Benefits of the Subadvisory Approval Policy

         The Board believes that it is in the best interests of the Funds' shareholders to give CCM the maximum flexibility to select, supervise and evaluate subadvisers without incurring the expense and potential delay of seeking specific shareholder approval. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract (pursuant to which the Funds' Interim Management Contract and Interim Subadvisory Contracts were adopted), a Fund's current advisory contract must be terminated before the Rule can apply and a Fund's shareholders still must approve both the resultant interim advisory and subadvisory contracts no later than 150 days after their effective date. Thus, even when a change in investment management arrangements involving one or more subadvisers can be put into place promptly on a temporary basis, a fund must still call and hold a meeting of the Fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs are generally borne entirely by a Fund (although in the case of this solicitation, they are being borne by CCM). If CCM and the Board can rely on the Subadviser Approval Policy, the Board would be able to act more quickly and with less expense to appoint an unaffiliated subadviser when the Board and CCM believe that the appointment would benefit the Funds and their shareholders.

         Also, the Board will oversee the subadviser selection process to ensure that shareholders' interests are protected whenever CCM selects a subadviser or modifies a subadvisory contract. The Board, including a majority of the Independent Trustees, will continue to evaluate and approve all new subadvisory contracts as well as any modification to existing subadvisory contracts. In each review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The Board will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. The Board believes that its review will ensure that CCM continues to act in the best interests of the Funds and their shareholders.

Required Vote

         Approval of Proposal 4 with regard to any Fund requires the affirmative vote of the lesser of (1) 67% or more of the shares of a Fund present at the Meeting, if more than 50% of the outstanding shares of such Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 4.

                          ----------------------------

                    PROPOSAL 5: TO ELECT A BOARD OF TRUSTEES.

         The Board proposes that shareholders elect the seven individuals named in the table below as members of the Trust's Board. All Trustees will serve until their successors are duly elected and qualified. Each nominee currently serves as a Trustee of the Trust. Each nominee, with the exception of Mr. Walthall, has served as a Trustee since the Trust's inception in 1996. Mr. Walthall was elected by the Board, including all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act ("Independent Trustees"), on October 12, 1998.

         The following information regarding each person nominated for election as a Trustee includes such person's age, positions with the Adviser (if any), principal occupation and business experience for the last five years:

NAME                         AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

MAXWELL E. BUBLITZ*          45           Trustee and President of the Trust; Chartered
                                          Financial Analyst; CEO, President and Director, CCM;
                                          Senior Vice President, Investments of Conseco, Inc.;
                                          President and Trustee of three other investment
                                          companies managed by CCM.  Address:  11825 North
                                          Pennsylvania Street, Carmel, Indiana 46032.

WILLIAM P. DAVES, Jr.        75           Trustee and Chairman of the Board of the Trust;
                                          Consultant to insurance and healthcare industries;
                                          Director, Chairman and Chief Executive Officer, FFG
                                          Insurance Co.; Chairman of the Board and Trustee of
                                          three other investment companies managed by CCM.
                                          Address:  5723 Trail Meadow, Dallas, Texas 75230.

NAME                         AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

GREGORY J. HAHN*             40           Trustee and Vice President of the Trust; Chartered
                                          Financial Analyst; Senior Vice President, CCM, Trustee
                                          of two other investment companies managed by CCM
                                          and officer and portfolio manager of three other
                                          investment companies managed by CCM.  Address:  11825
                                          North Pennsylvania Street, Carmel, Indiana 46032.

HAROLD W. HARTLEY            77           Trustee of the Trust; Chartered Financial Analyst;
                                          Director, Ennis Business Forms, Inc.; Retired,
                                          Executive Vice President, Tenneco Financial
                                          Services, Inc.; Trustee of three other investment
                                          companies managed by CCM.  Address:  502 Canal Cove
                                          Ct., Ft. Myers Beach, Florida 33913.

DR. R. JAN LECROY            69           Trustee of the Trust; Director, Southwest Securities
                                          Group, Inc.; Retired, President, Dallas Citizens
                                          Council; Trustee of three other investment companies
                                          managed by CCM.  Address:  841 Liberty, Dallas,
                                          Texas 75204.

DR. JESS H. PARRISH          73           Trustee of the Trust; Higher Education Consultant;
                                          Former President, Midland College; Trustee of three
                                          other investment companies managed by CCM.
                                          Address:  2805 Sentinel, Midland, Texas 79701.

NAME                         AGE          PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE

DAVID N. WALTHALL            55           Trustee of the Trust; Principal, Walthall Asset
                                          Management; Formerly President, Chief Executive
                                          Officer and Director of Lyrick Corporation;
                                          Formerly, President and CEO, Heritage Media
                                          Corporation; Formerly, Director, Eagle National
                                          Bank; Trustee of three other investment companies
                                          managed by CCM.  Address:  1 Galleria Tower, Suite
                                          1050, 13355 Noel Road, Dallas, Texas 75240.

* The Trustees so indicated are considered "interested persons," of the Fund as defined in the 1940 Act, due to their employment with the Adviser.

         The following information pertaining to each executive officer of the Trust not listed above includes such person's age, positions with the Adviser (if any), principal occupation and business experience for the last five years:

                                               PRINCIPAL OCCUPATION AND BUSINESS
                                               EXPERIENCE FOR PAST
NAME AND POSITION WITH FUND       AGE          FIVE YEARS
WILLIAM P. KOVACS, ESQ.           55           Vice President, General Counsel,
Vice President and Secretary                   Secretary, Chief Compliance Officer
                                               and Director of CCM. Vice President
                                               and Secretary of other investment
                                               companies managed by CCM.
                                               Previously, Of Counsel to Shefsky &
                                               Froelich and Rudnick & Wolfe; Prior
                                               thereto, Vice President and
                                               Assistant Secretary, Kemper
                                               Financial Services, Inc.

                                               PRINCIPAL OCCUPATION AND BUSINESS
                                               EXPERIENCE FOR PAST
NAME AND POSITION WITH FUND       AGE          FIVE YEARS
JAMES S. ADAMS                    41           Senior Vice President, Chief
Treasurer                                      Accounting Officer and Treasurer
                                               of Conseco, Inc. and various of
                                               its subsidiaries.  Treasurer of
                                               other investment companies managed
                                               by CCM.

WILLIAM T. DEVANNEY               45           Senior Vice President, Corporate
Vice President                                 Taxes, of Conseco Services, LLC
                                               and various of its affiliates.
                                               Vice President of other investment
                                               companies managed by CCM.

         The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, your shares will be voted "FOR" such other nominee or nominees as the Trustees may recommend.

         To the knowledge of the Trust's management, as of the Record Date, the Trustees and officers of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

         There were 4 meetings of the Board held during the Trust's fiscal year ended December 31, 2000. Each Trustee attended at least 75% of the total number of meetings of the Board.

         The Trust has an audit committee comprised of all of the Independent Trustees of the Trust. The audit committee reviews financial statements and other audit-related matters as they arise throughout the year. The Trust also has a nominating committee comprised of its Independent Trustees. In addition, the fund has a compensation committee comprised of its Independent Trustees. If Shareholders would like to recommend a nominee to the Board, they should send resumes or other information to William P. Kovacs, Secretary of the Funds, at Conseco Capital Management, 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

         Effective July 1, 2000, each Trustee who is not an "interested person" of the Trust receives an annual retainer fee of $7,500, a fee of $1,500 for each Board meeting or Independent Trustee meeting he attends, and a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Chairman of the Board receives an additional per meeting fee of $375 for in-person Board meetings. The Trust also reimburses each Trustee who is not an "interested person" of the Trust for travel and out-of-pocket expenses.

         The Trust does not pay any other remuneration to its officers and Board members, and the Trust does not have a bonus, pension, profit-sharing or retirement plan.

         The aggregate amount of compensation paid to each Independent Trustee by the Trust for the fiscal year ended December 31, 2000, and by all funds in the Conseco Family of Funds for which such Independent Trustee was a Board member (the number of which is set forth in parenthesis next to each Trustee's total compensation) for the year ended December 31, 2000, was as follows:

-------------------------------------    -----------------------------------    --------------------------------------
Name of Trustee                          Aggregate Compensation from the        Total Compensation from the Trust
                                         Trust*                                 and Fund Complex **
-------------------------------------    -----------------------------------    --------------------------------------
William P. Daves, Jr.                    $____________                          $____________ (17)
-------------------------------------    -----------------------------------    --------------------------------------
Harold W. Hartley                        $____________                          $____________ (17)
-------------------------------------    -----------------------------------    --------------------------------------
Dr. R. Jan LeCroy                        $____________                          $____________ (17)
-------------------------------------    -----------------------------------    --------------------------------------
Dr. Jess H. Parrish                      $____________                          $____________ (17)
-------------------------------------    -----------------------------------    --------------------------------------
David N. Walthall                        $____________                          $____________ (17)
-------------------------------------    -----------------------------------    --------------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $4,958.86 for all Trustees as a group.

** Represents TOTAL COMPENSATION FROM ALL investment companies in the fund complex, including the Trust, for which the Trustee serves as a Board member. The number in parentheses represents the number of investment company series the Trustee served.

REQUIRED VOTE

         Proposal 5 requires a plurality vote of the total outstanding shares of the Trust for each nominee, which means that the seven nominees receiving the largest number of votes will be elected.

            THE TRUST'S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
       TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF EACH
                   NOMINEE TO SERVE AS TRUSTEE OF THE TRUST.

                            -------------------------

         PROPOSAL 6: TO CONSIDER THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS.

         The Board, including all of the Independent Trustees, has selected PricewaterhouseCoopers LLP to continue to serve as the independent accountants of each of the Funds for the fiscal year ending December 31, 2001. Apart from fees received as independent accountants, neither PricewaterhouseCoopers LLP nor any of its partners has a direct, or material indirect, financial interest in the Trust. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their attention.

         The employment of PricewaterhouseCoopers LLP is conditioned upon the right of the Trust, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The independent accountants examine annual financial statements for each Fund and provide other audit and tax-related services. In recommending the selection of PricewaterhouseCoopers LLP, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. PricewaterhouseCoopers LLP has acted as independent accountants of the Trust since the Trust's organization. The Board believes that the continued employment of PricewaterhouseCoopers LLP for the fiscal year ending December 31, 2001 is in the best interests of the Trust.

REQUIRED VOTE

         Approval of Proposal 6 with respect to the Trust requires the affirmative vote of a "majority of the outstanding voting securities" of the Trust, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or (2) 67% or more of the shares of the Trust present at the Meeting if more than 50% of the outstanding shares of the Trust are represented at the Meeting in person or by proxy.

       THE TRUST'S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
           RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE
             SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                            ACCOUNTANTS OF THE TRUST.

                          ----------------------------


         PROPOSAL 7: TO APPROVE OR DISAPPROVE A CHANGE IN THE CONSECO HIGH YIELD FUND'S FUNDAMENTAL POLICY CONCERNING DIVERSIFICATION.

         The Board has approved a change to the fundamental investment limitation of the Conseco High Yield Fund concerning diversification. The Board and CCM believe that the proposed change will provide the Fund with greater flexibility to respond to certain present and future investment opportunities. Because the policy in question is fundamental, the change requires shareholder approval before it can be implemented.

         The Conseco High Yield Fund's current operating policy with respect to portfolio diversification is as follows:

          As a matter of fundamental policy, the Fund will not purchase the securities of any issuer if (a) more than 5% of Fund's total assets would be invested in the securities of that issuer or (b) the Fund would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities.

         The proposed change to the investment policy would add the underlined language below:

          With respect to 75% of a Fund's total assets, the Fund will not invest more than 5% of the value of its assets in the securities of any one issuer if thereafter the Fund in question would have more than 5% of its assets in the securities of any issuer or would own more than 10% of the outstanding voting securities of such issuer; this restriction does not apply to U.S. Government securities.

         The 1940 Act requires all mutual funds to state whether they are "diversified" or "non-diversified." The Conseco High Yield Fund is diversified and, accordingly, must restrict the percentage of its assets that can be invested in any one issuer. Diversified funds are relatively safer than non-diversified funds, because the risk is spread over a larger number of issuers. However, any investment in a mutual fund, whether diversified or non-diversified, involves risk, including the risk that you could lose money.

         The 1940 Act permits a fund, in counting the percentage of its assets invested in various issuers for diversity purposes, to exclude 25% of a fund's total assets from subjection to the diversification policy. Therefore, if the proposed change were implemented, the Conseco High Yield Fund would have greater flexibility in investing the 25% of its total assets that would not be subject to the restriction on investing in a single issuer. This change would conform the Conseco High Yield Fund's diversification policy to that of the other Conseco Funds that are series of the Trust.

REQUIRED VOTE

         Approval of the change contemplated by Proposal 7 with respect to the Conseco High Yield Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Conseco High Yield Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Conseco High Yield Fund or (2) 67% or more of the shares of the Conseco High Yield Fund present at the Meeting if more than 50% of the outstanding shares of the Conseco High Yield Fund are represented at the Meeting in person or by proxy.

                     THE BOARD RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 7.

                            ------------------------

                                OTHER INFORMATION

         Shareholder Proposals. As a general matter, the Funds do not hold regular annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds' shareholders should send such proposals to a Fund at 11825 North Pennsylvania Street, Carmel, Indiana 46032. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise to be considered at the meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         Other Business. The Funds' management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of the Funds' shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Funds.

                                          By Order of the Board of Trustees,

                                          ----------------------------------
                                          William P. Kovacs, Secretary

February 8, 2001

                                   APPENDIX A

         As of January 24, 2001, the following shareholders are shown on the Fund's records as owning more than 5% of a class of its shares:

----------------------------- -------------------------------------------------
                                        NUMBER AND PERCENTAGE OF SHARES
NAME AND ADDRESS                   BENEFICIALLY OWNED AS OF JANUARY 24, 2001
----------------------------- -------------------------------------------------
                                 [-----]%
----------------------------- -------------------------- ----------------------
                                 [-----]%
----------------------------- -------------------------- ----------------------
                                 [-----]%
----------------------------- -------------------------- ----------------------


Each shareholder listed may be contacted c/o Conseco Capital Management, Inc., 11825 North Pennsylvania Street, Carmel, Indiana 46032. 1-317-817-4560

* Conseco Services, LLC is the administrator ("Administrator") for each of the Funds. The Administrator is located at 11815 N. Pennsylvania Street, Carmel, Indiana 46032. As compensation for administrative services, the Administrator receives annual fees equal to 0.20% of each Fund's daily net assets.

* Conseco Equity Sales, Inc. is the distributor ("Distributor") for each of the Funds. The Distributor is located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

* The Administrator and the Distributor will continue services if the Proposals discussed herein are passed.

                                   APPENDIX B

                     FORM OF INVESTMENT MANAGEMENT CONTRACT

         Contract made as of __________, 2001 ("Contract") between CONSECO FUND GROUP, a Massachusetts business trust ("Trust"), and CONSECO CAPITAL MANAGEMENT, INC. ("Adviser"), a Massachusetts corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and is authorized to offer for public sale distinct series of shares of beneficial interest; and

         WHEREAS the Trust desires to retain the Adviser and may desire to have one or more investment advisers (each a "Subadviser") provide investment advisory and portfolio management services with respect to the series of shares of beneficial interest of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Fund"); and

         WHEREAS the Trust desires to retain the Adviser as investment manager to furnish certain portfolio management services to the Trust with respect to each Fund for which a Subadviser is employed, and the Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Trust hereby appoints the Adviser as investment adviser of the Trust and each Fund for the period and on the terms set forth in this Contract. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Employment; Duties of the Adviser.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and any written guidelines adopted by the Board, the Adviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Adviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Adviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Adviser understands that each Fund's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Adviser will provide services under this Contract in accordance with each Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

         (b) The Adviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Adviser may, in its discretion and in compliance with
Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Adviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Adviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates. Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (c) The Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Adviser on behalf of each Fund or Segment, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust.

         (d) At such times as shall be reasonably requested by the Board, the Adviser will provide the Board with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment and make available to the Board any economic, statistical and investment services that the Adviser normally makes available to its institutional or other customers.

         (e) In accordance with procedures adopted by the Board, as amended from time to time, the Adviser is responsible for assisting in the fair valuation of all portfolio securities in each Fund or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Adviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         3. Retention of a Subadviser. The Adviser may retain one or more Subadvisers, at the Adviser's own cost and expense. In the event that the Adviser retains one or more Subadviser(s) for a Fund, the following provisions apply:

         (a) Subject to the oversight and direction of the Board of the Trust ("Trustees"), the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective Subadviser(s) for each Fund and supervising and monitoring performance of the Subadviser(s) thereafter. The Adviser agrees to report to the Trust the results of its evaluation, supervision and monitoring functions and to keep certain books and records of the Trust in connection therewith. The Adviser further agrees to communicate performance expectations and evaluations to the Subadviser(s), and to recommend to the Trust whether agreements with Subadviser(s) should be renewed, modified or terminated.

         (b) The Adviser will be responsible for informing the Subadviser(s) of the investment objective(s), policies and restrictions of the Fund for which each Subadviser is responsible, for informing or ascertaining that it is aware of other legal and regulatory responsibilities applicable to the Subadviser(s) with respect to the Fund for which each Subadviser is responsible, and for monitoring each Subadviser's discharge of its duties; but the Adviser is not responsible for the specific actions (or inactions) of a Subadviser in the performance of the duties assigned to it.

         (c) With respect to each Subadviser for a Fund, the Adviser shall enter into an agreement ("Subadvisory Agreement") with the Subadviser in substantially the form previously approved by the Board.

         (d) The Adviser shall be responsible for the fees payable to and shall pay the Subadviser(s) of a Fund the fee as specified in the Subadvisory Agreement relating thereto.

         4. Further Duties. In all matters relating to the performance of this Contract, the Adviser will act in conformity with the Declaration of Trust, By-Laws and the currently effective registration statement of the Trust and any amendments or supplements thereto ("Registration Statement") and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the Advisers Act, and the rules under each, and all other applicable federal and state laws and regulations.

         5. Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         6. Expenses.

         (a) During the term of this Contract, each Fund will bear all expenses, not specifically assumed by the Adviser, incurred in its operations and the offering of its shares.

         (b) Expenses borne by each Fund will include but not be limited to the following (or each Funds' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Fund by the Adviser under this Contract;
(iii) filing fees and expenses relating to the registrations and qualification of the Fund's shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (iv) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or the Adviser; (v) all expenses incurred in connection with the Trustees' services, including travel expenses; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (viii) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or the Fund for violation of any law;
(ix) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust; (x) charges of custodians, transfer agents and other agents; (xi) costs of preparing share certificates; (xii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders;
(xiii) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xiv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or the Fund; (xv) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvi) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof;
(xvii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; (xviii) costs of mailing, stationery and communications equipment; (xix) expenses incident to any dividend, withdrawal or redemption options; (xx) charges and expenses of any outside pricing service used to value portfolio securities; (xxi) interest on borrowings of the Trust; and (xxii) fees or expenses related to license agreements with respect to securities indices.

         (c) The Trust or a Fund may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by the Adviser and acknowledged as otherwise payable by the Adviser pursuant to this Contract, a Fund may reduce the fee payable to the Adviser pursuant to Paragraph 7 thereof by such amount. To the extent that such deductions exceed the fee payable to the Adviser on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

         (d) The Adviser will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

         (e) The payment or assumption by the Adviser of any expenses of the Trust or a Fund that the Adviser is not required by this Contract to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Trust or a Fund on any subsequent occasion.

         7. Compensation.

         (a) For the services provided and the expenses assumed pursuant to this Contract, with respect to a Fund, the Trust will pay to the Adviser a fee, computed daily and paid monthly, at an annual rate as set forth on Schedule A hereto (as such schedule may be amended from time to time), expressed as a percentage of average daily net assets of the Fund.

         (b) The fee shall be computed daily and paid monthly to the Adviser on or before the first business day of the next succeeding calendar month.

         (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

         8. Limitation of Liability of the Adviser. The Adviser and its officers, directors, employees and delegates, including any Subadviser to a Fund, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, a Fund or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust, to be rendering such service to or acting solely for a Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of the Adviser even though paid by it.

         9. Limitation of Liability of the Trustees and Shareholders of the Trust. The Trustees of the Trust and the shareholders of any Fund shall not be liable for any obligations of any Fund or the Trust under this Agreement and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

         10. Duration and Termination.

         (a) This Contract shall become effective for each Fund upon the day and year first written above, provided that this Contract has been approved for the Fund by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees") cast in person at a meeting called for the purpose of voting on such approval.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

         (c) Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund upon delivery of sixty (60) days' written notice to the Adviser and may be terminated by the Adviser at any time, without the payment of any penalty, upon delivery of sixty (60) days' written notice to the Trust. Termination of this Contract with respect to a Fund shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Fund. This Contract shall terminate automatically in the event of its assignment.

         11. Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Adviser render services under this Contract, it shall so notify the Adviser in writing. If the Adviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

         12. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund's outstanding voting securities.

         13. Governing Law. This Contract shall be construed in accordance with the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that section 9 above will be construed in accordance with the laws of the Commonwealth of Massachusetts. To the extent that the applicable laws of the State of Indiana or the Commonwealth of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

         14. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "national securities exchange," "net assets," "prospectus," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

                                              CONSECO FUND GROUP

Attest:  ____________________                 By  ______________________
            William P. Kovacs                    Name: Maxwell E. Bublitz
            Secretary                                  President

                                              CONSECO CAPITAL MANAGEMENT, INC.

Attest:  ____________________                 By  ____________________
            William P. Kovacs                    Name: Gregory J. Hahn
            Secretary                                  Vice President

                               CONSECO FUND GROUP
                         INVESTMENT MANAGEMENT CONTRACT

                                   SCHEDULE A

                    Series                                  Annual Fee
Conseco 20 Fund                                                1.00%
Conseco Balanced Fund (equity portion only)                    0.70%
Conseco Convertible Securities Fund                            0.70%
Conseco Equity Fund                                            0.70%
Conseco Fixed Income Fund                                      0.70%
Conseco High Yield Fund                                        0.85%
Conseco Large-Cap Fund                                         0.70%
Conseco Science & Technology Fund                              0.45%

                                   APPENDIX C

MORE INFORMATION ABOUT CCM

         CCM serves as the Funds' investment adviser. CCM, an Delaware corporation, is a wholly owned asset management subsidiary of Conseco, Inc., a diversified organization, with operations in many areas of the financial services industry. CCM is located at 11825 North Pennsylvania Street, Carmel, Indiana 46032. The principal business offices of Conseco, Inc. are located at 11815 N. Pennsylvania Street, Carmel, Indiana 46032. As of December 31, 2000, CCM was the adviser or subadviser of 4 investment companies with 17 separate portfolios and aggregate assets of approximately $1.3 billion.

         Since December 31, 2000, purchases and sales of the securities of any parent or subsidiary of CCM, CEP or OAK by the Trustees of the Funds did not exceed 1% of the outstanding securities of any class of securities of such ENTITIES.

         The following is a list of the directors and principal executive officer of CCM:

                                                        PRINCIPAL
NAME                    POSITION(S) WITH CCM            OCCUPATION
Maxwell E. Bublitz      President and CEO               President
Gregory J. Hahn         Senior Vice President           Chief Investment Officer
Nora Baumann            Senior Vice President           Human Resources
Bruce Johnston          Senior Vice President           National Sales Director

-------------------
The business address of each person listed above is 11825 North Pennsylvania Street, Carmel, Indiana 46032.

OTHER INVESTMENT COMPANY CLIENTS

         CCM also serves as investment adviser to the following investment companies, which have investment objectives similar to the Funds', at the fee rates set forth below.

                                             APPROXIMATE NET
                                              ASSETS AS OF
                                            DECEMBER 31, 2000                ANNUAL INVESTMENT               APPLICABLE FEE
                     FUND                     (IN MILLIONS)                    ADVISORY FEE                  WAIVERS OR CAPS
Conseco Strategic Income Fund                 $87.3 million         0.90% of average daily net assets
Conseco Stock Car Stocks Fund                 $4.85 million         0.65% of average daily net assets
Conseco Focus 20 Portfolio                    $3.76 million         0.80% of average daily net assets
Conseco Equity Portfolio                    $252.69 million         0.75% of average daily net assets
Conseco Balanced Portfolio                   $65.70 million         0.75% of average daily net assets
Conseco High Yield Portfolio                  $4.02 million         0.80% of average daily net assets
Conseco Fixed Income Portfolio               $37.58 million         0.60% of average daily net assets
Conseco Government Securities Portfolio      $18.72 million         0.60% of average daily net assets
Conseco Money Market Portfolio               $83.73 million         0.35% of average daily net assets

                                   APPENDIX D

                          FORM OF SUBADVISORY CONTRACT

         Agreement made as of __________, 2001 ("Contract") between CONSECO CAPITAL MANAGEMENT, INC. ("CCM"), and Chicago Equity Partners, LLC, a division of Bank of America, N.A., a Delaware limited liability company ("Subadviser").

                                    RECITALS

         (1) CCM has entered into an Interim Investment Management Agreement, dated December 1, 2000 ("Management Agreement"), with Conseco Fund Group ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to all the series of the Trust;

         (2) CCM wishes to retain the Subadviser to furnish certain investment advisory and portfolio management services to CCM and the series of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Fund"); and

         (3) The Subadviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, CCM and the Subadviser agree as follows:

         1. Appointment. CCM hereby appoints the Subadviser as an investment subadviser with respect to each Fund for the period and on the terms set forth in this Contract. The Subadviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       Duties as Subadviser.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by CCM, and any written guidelines adopted by the Board or CCM, the Subadviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Subadviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Subadviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Subadviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Subadviser understands that each Fund's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Subadviser will provide services under this Contract in accordance with each Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

         (b) The Subadviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Subadviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Subadviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Subadviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Subadviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Subadviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to CCM or the Subadviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Subadviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (c) The Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Subadviser on behalf of each Fund or Segment, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust.

         (d) At such times as shall be reasonably requested by the Board or CCM, the Subadviser will provide the Board and CCM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment and make available to the Board and CCM any economic, statistical and investment services that the Subadviser normally makes available to its institutional or other customers.

         (e) In accordance with procedures adopted by the Board, as amended from time to time, the Subadviser is responsible for assisting in the fair valuation of all portfolio securities in each Fund or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Subadviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         3. Further Duties. In all matters relating to the performance of this Contract, the Subadviser will seek to act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and CCM; and will comply with the requirements of the 1940 Act and, to the extent applicable, the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and each Fund. CCM agrees to provide to the Subadviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and CCM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Subadviser in writing any broker-dealers that are affiliated with CCM (other than CCM itself).

         4. Expenses. During the term of this Contract, the Subadviser will bear all expenses incurred by it in connection with its services under this Contract. The Subadviser shall not be responsible for any expenses incurred by the Trust, a Fund or CCM.

         5. Compensation.

          (a) For the services provided and the expenses assumed by the Subadviser pursuant to this Contract, CCM, not each Fund, will pay to the Subadviser a subadvisory fee, computed daily and paid monthly, at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The subadvisory fee will be based on the average daily net assets of a Fund or Segment (computed in the manner specified in the Management Agreement) and CCM will provide the Subadviser with a schedule showing the manner in which the fee was computed. If the Subadviser is managing a Segment, its fees will be based on the value of assets of the Fund within the Subadviser's Segment.

          (b) The fee shall be accrued daily and payable monthly to the Subadviser on or before the last business day of the next succeeding calendar month.

          (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

         6. Limitation of Liability.

         (a) The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, its shareholders or by CCM in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.

         (b) In no event will the Subadviser have any responsibilities for any portion of a Fund's investments not managed by the Subadviser or for the acts or omissions of any other subadviser to the Trust or the Fund.

         In particular, in the event the Subadviser shall manage only a portion of a Fund's investments, the Subadviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Subadviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

         Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         7. Representations of Subadviser. The Subadviser represents, warrants and agrees as follows:

         (a) The Subadviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify CCM of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (b) The Subadviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide CCM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Subadviser shall certify to CCM that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of CCM, the Subadviser shall permit CCM, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser's code of ethics.

         (c) The Subadviser will notify CCM of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Subadviser, in each case prior to, or promptly after, such change.

         (d) The Subadviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with a Fund, the Trust, CCM or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of CCM.

         8. Services Not Exclusive. The services furnished by the Subadviser hereunder are not to be deemed exclusive and the Subadviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Subadviser, who may also be on the Board of the Trust ("Trustee"), or an officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9. Duration and Termination.

         (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of each Fund's outstanding voting securities, unless CCM has authority to enter into this Contract pursuant to exemptive relief from the SEC without a vote of each Fund's outstanding voting securities.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

         (c) Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Subadviser. This Contract may also be terminated, without the payment of any penalty, by CCM: (i) upon 120 days' written notice to the Subadviser; (ii) upon material breach by the Subadviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Contract; or (iii) immediately if, in the reasonable judgment of CCM, the Subadviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Subadviser or other circumstances that could adversely affect a Fund. The Subadviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to CCM. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Contract, as it relates to each Fund.

         10. Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Subadviser render services under this Agreement, it shall so notify the Subadviser in writing. If the Subadviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

         11. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund's outstanding voting securities.

         12. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

         13. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

         14. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or CCM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to CCM will be sent to the attention of William P. Kovacs, Chief Compliance Officer. All notices provided to the Subadviser will be sent to the attention of the Compliance Officer.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                        CONSECO CAPITAL MANAGEMENT, INC.
                                        11825 North Pennsylvania Street
                                        Carmel, Indiana 46032

Attest:

By:      _______________________        By:      _________________________
         Name: William P. Kovacs                 Name:  Maxwell E. Bublitz
         Title: Secretary                        Title: President

                                        CHICAGO EQUITY PARTNERS, LLC
                                        180 N. LaSalle Street, Suite 3800
                                        Chicago, IL 60601

Attest:

By:      ________________________       By:      ____________________
         Name:  William P. Kovacs                Name: [___________]
         Title: Secretary                        Title:[___________]

                               CONSECO FUND GROUP
                              SUBADVISORY CONTRACT

                                   SCHEDULE A

                    Series                                    Annual Fee
The equity portion of Conseco Balanced Fund                      0.30%
Conseco Equity Fund                                              0.30%
Conseco Large-Cap Fund                                           0.30%

                                   APPENDIX E

MORE INFORMATION ABOUT CEP

         CEP and its predecessor organizations have a history of money management dating from 1998. As of December 31, 2000, CEP had approximately
$7.5 billion of assets under management. CEP is located at 180 N LaSalle Street, Suite 3800, Chicago, IL 60601. CEP is a wholly-owned subsidiary of Bank of America, N.A.

The following is a list of the directors and principal executive officer of CEP:

                                                                          PRINCIPAL
NAME                       POSITION(S) WITH CEP                           OCCUPATION
James D. Miller            Chairman, President & CEO                   Portfolio Manager
Patrick C. Lynch           Senior Vice President & Treasurer           Portfolio Manager
Robert H. Kramer           Senior Vice President & Secretary           Portfolio Manager
David C. Coughenour        Senior Vice President                       Portfolio Manager
David R. Johnsen           Senior Vice President                       Portfolio Manager

-------------------
The business address of each person listed above is Chicago Equity Partners, LLC, 180 N LaSalle Street, Suite 3800, Chicago, IL 60601.

OTHER INVESTMENT COMPANY CLIENTS

         CEP also serves as investment adviser or subadviser to the following investment companies, which have investment objectives similar to the Portfolios', at the fee rates set forth below.

                     APPROXIMATE NET ASSETS
                            AS OF                   ANNUAL INVESTMENT
  PORTFOLIO            OCTOBER 31, 2000                ADVISORY FEE

Nations Funds          $1.3 billion          0.10% of average daily net assets*
Accessor Funds         $340 million          0.10% of average daily net assets*

                                   APPENDIX F

                          FORM OF SUBADVISORY CONTRACT

         Agreement made as of ___________, 2001 ("Contract") between CONSECO CAPITAL MANAGEMENT, INC. ("CCM"), and Oak Associates, ltd., an Ohio limited liability company ("Subadviser").

                                    RECITALS

         (1) CCM has entered into an Interim Investment Management Agreement, dated December 1, 2000 ("Management Agreement"), with Conseco Fund Group ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), with respect to all the series of the Trust;

         (2) CCM wishes to retain the Subadviser to furnish certain investment advisory and portfolio management services to CCM and the series of the Trust listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Fund"); and

         (3) The Subadviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, CCM and the Subadviser agree as follows:

         1. Appointment. CCM hereby appoints the Subadviser as an investment subadviser with respect to each Fund for the period and on the terms set forth in this Contract. The Subadviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Duties as Subadviser.

         (a) Subject to the supervision and direction of the Trust's Board of Trustees ("Board") and review by CCM, and any written guidelines adopted by the Board or CCM, the Subadviser will provide a continuous investment program for all or a designated portion of the assets ("Segment") of each Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Fund or Segment. The Subadviser will determine from time to time what investments will be purchased, retained or sold by each Fund or Segment. The Subadviser will be responsible for placing purchase and sell orders for investments and for other related transactions for each Fund or Segment. The Subadviser will be responsible for voting proxies of issuers of securities held by each Fund or Segment. The Subadviser understands that each Fund's assets need to be managed so as to permit it to qualify or to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("Code"). The Subadviser will provide services under this Contract in accordance with each Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the 1940 Act, and any amendments or supplements thereto ("Registration Statement").

         (b) The Subadviser agrees that, in placing orders with brokers, it will obtain the best net result in terms of price and execution; provided that, on behalf of each Fund, the Subadviser may, in its discretion and in compliance with Section 28(e) of the Securities and Exchange Act of 1934, use brokers that provide the Subadviser with research, analysis, advice and similar services to execute portfolio transactions on behalf of each Fund or Segment, and the Subadviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Subadviser's determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Subadviser to each Fund and its other clients and that the total commissions paid by each Fund or Segment will be reasonable in relation to the benefits to each Fund over the long term. In no instance will portfolio securities be purchased from or sold to CCM or the Subadviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. The Subadviser may aggregate sales and purchase orders with respect to the assets of each Fund or Segment with similar orders being made simultaneously for other accounts advised by the Subadviser or its affiliates. Whenever the Subadviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by the Subadviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

         (c) The Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions by the Subadviser on behalf of each Fund or Segment, and will furnish the Board and CCM with such periodic and special reports as the Board or CCM reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records that it maintains for a Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust any records that it maintains for a Fund upon request by the Trust.

         (d) At such times as shall be reasonably requested by the Board or CCM, the Subadviser will provide the Board and CCM with economic and investment analyses and reports as well as quarterly reports setting forth the performance of a Fund or Segment and make available to the Board and CCM any economic, statistical and investment services that the Subadviser normally makes available to its institutional or other customers.

         (e) In accordance with procedures adopted by the Board, as amended from time to time, the Subadviser is responsible for assisting in the fair valuation of all portfolio securities in each Fund or Segment and will use its reasonable efforts to arrange for the provision of a price from one or more parties independent of the Subadviser for each portfolio security for which the custodian does not obtain prices in the ordinary course of business from an automated pricing service.

         3. Further Duties. In all matters relating to the performance of this Contract, the Subadviser will seek to act in conformity with the Trust's Declaration of Trust, By-Laws and Registration Statement and with the written instructions and written directions of the Board and CCM; and will comply with the requirements of the 1940 Act and, to the extent applicable, the Investment Advisers Act of 1940, as amended ("Advisers Act") and the rules under each, Subchapter M of the Internal Revenue Code ("Code"), as applicable to regulated investment companies; and all other federal and state laws and regulations applicable to the Trust and each Fund. CCM agrees to provide to the Subadviser copies of the Trust's Declaration of Trust, By-Laws, Registration Statement, written instructions and directions of the Board and CCM, and any amendments or supplements to any of these materials as soon as practicable after such materials become available; and further agrees to identify to the Subadviser in writing any broker-dealers that are affiliated with CCM (other than CCM itself).

         4. Expenses. During the term of this Contract, the Subadviser will bear all expenses incurred by it in connection with its services under this Contract. The Subadviser shall not be responsible for any expenses incurred by the Trust, a Fund or CCM.

         5. Compensation.

          (a) For the services provided and the expenses assumed by the Subadviser pursuant to this Contract, CCM, not each Fund, will pay to the Subadviser a subadvisory fee, computed daily and paid monthly, at the annual rate set forth on Schedule A hereto, as such schedule may be amended from time to time. The subadvisory fee will be based on the average daily net assets of a Fund or Segment (computed in the manner specified in the Management Agreement) and CCM will provide the Subadviser with a schedule showing the manner in which the fee was computed. If the Subadviser is managing a Segment, its fees will be based on the value of assets of the Fund within the Subadviser's Segment.

          (b) The fee shall be accrued daily and payable monthly to the Subadviser on or before the last business day of the next succeeding calendar month.

          (c) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

         6. Limitation of Liability.

         (a) The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund, the Trust, its shareholders or by CCM in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract.

         (b) In no event will the Subadviser have any responsibilities for any portion of a Fund's investments not managed by the Subadviser or for the acts or omissions of any other subadviser to the Trust or the Fund.

         In particular, in the event the Subadviser shall manage only a portion of a Fund's investments, the Subadviser shall have no responsibility for the Fund's being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund's failing to qualify as a regulated investment company under the Code, if the securities and other holdings of the Segment managed by the Subadviser are such that such Segment would not be in such violation or fail to so qualify if such segment were deemed a separate series of the Trust or a separate "regulated investment company" under the Code.

         Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

         7. Representations of Subadviser. The Subadviser represents, warrants and agrees as follows:

         (a) The Subadviser (i) is registered as an investment adviser under the Advisers Act; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify CCM of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         (b) The Subadviser has adopted a written code of ethics and appropriate procedures complying with the requirements of Rule 17j-1 under the 1940 Act and will provide CCM and the Board with a copy of such code of ethics, together with evidence of its adoption. Within fifteen days of the end of the last calendar quarter of each year that this Contract is in effect, the president or a vice president of the Subadviser shall certify to CCM that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of CCM, the Subadviser shall permit CCM, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser's code of ethics.

         (c) The Subadviser will notify CCM of any change of control of the Subadviser, including any change of its general partners or 25% shareholders or 25% limited partners, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Subadviser, in each case prior to, or promptly after, such change.

         (d) The Subadviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with a Fund, the Trust, CCM or any of their respective affiliates in offering, marketing or other promotional materials without the prior express written consent of CCM.

         8. Services Not Exclusive. The services furnished by the Subadviser hereunder are not to be deemed exclusive and the Subadviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Contract shall limit or restrict the right of any trustee, director, officer or employee of the Subadviser, who may also be on the Board of Trustees of the Trust ("Trustee"), or an officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9. Duration and Termination.

         (a) This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and by vote of a majority of each Fund's outstanding voting securities, unless CCM has authority to enter into this Contract pursuant to exemptive relief from the SEC without a vote of each Fund's outstanding voting securities.

         (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from its effective date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

         (c) Notwithstanding the foregoing, with respect to a Fund, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Subadviser. This Contract may also be terminated, without the payment of any penalty, by CCM: (i) upon 120 days' written notice to the Subadviser; (ii) upon material breach by the Subadviser of any of the representations, warranties and agreements set forth in Paragraph 7 of this Contract; or (iii) immediately if, in the reasonable judgment of CCM, the Subadviser becomes unable to discharge its duties and obligations under this Contract, including circumstances such as financial insolvency of the Subadviser or other circumstances that could adversely affect a Fund. The Subadviser may terminate this Contract at any time, without the payment of any penalty, on 120 days' written notice to CCM. This Contract will terminate automatically in the event of its assignment or upon termination of the Management Contract, as it relates to each Fund.

         10. Additional Funds. In the event that the Trust establishes one or more series of shares with respect to which it desires to have the Subadviser render services under this Agreement, it shall so notify the Subadviser in writing. If the Subadviser agrees in writing to provide said services, such series of shares shall become a Fund hereunder upon execution of a new Schedule A and compliance with the requirements of the 1940 Act and the rules and regulations thereunder.

         11. Amendment of this Contract. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No amendment of this Contract as to a Fund shall be effective until approved by vote of the Independent Trustees or a majority of the Fund's outstanding voting securities.

         12. Governing Law. This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Indiana, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Indiana conflict with the applicable provisions of the 1940 Act, the latter shall control.

         13. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell" and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Contract may be signed in counterpart.

         14. Notices. Any notice herein required is to be in writing and is deemed to have been given to the Subadviser or CCM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail - return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein). All notices provided to CCM will be sent to the attention of William P. Kovacs, Chief Compliance Officer. All notices provided to the Subadviser will be sent to the attention of the Compliance Officer.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                             CONSECO CAPITAL MANAGEMENT, INC.
                                             11825 North Pennsylvania Street
                                             Carmel, Indiana 46032

Attest:  ____________________                By  ___________________________
            William P. Kovacs                Name:  Maxwell E. Bublitz
            Secretary                        Title: President

                                             OAK ASSOCIATES, LTD.,
                                             3875 Embassy Parkway, Suite 250,
                                             Akron, OH 44333

Attest:  ____________________                By:_____________________________
            William P. Kovacs                Name:  James D. Oelschlager
            Secretary                        Title: Chief Executive Officer

                               CONSECO FUND GROUP
                              SUBADVISORY CONTRACT

                                   SCHEDULE A

                    Series                                  Annual Fee
Conseco 20 Fund                                                0.30%
Conseco Science & Technology Fund                              0.30%

                                   APPENDIX G

MORE INFORMATION ABOUT OAK

         OAK and its predecessor organizations have a history of money management dating from 1985. As of December 31, 1999, OAK had approximately $21.2 billion of assets under management. OAK is located at 3875 Embassy Parkway, Suite 250, Akron, OH 44333.

The following is a list of the directors and principal executive officer of OAK:

                                                                                 PRINCIPAL
NAME                       POSITION(S) WITH CEP                                 OCCUPATION
James D. Oelschlager       Chief Executive Officer and Managing Member       Portfolio Manager
Douglas S. MacKay          Assistant Portfolio Manager                       Research Analyst
Donna L. Barton            Assistant Portfolio Manager                            Trader
Margaret Ballinger         Assistant Portfolio Manager                        Client Service
                                                                                    Mgr.

The business address of each person listed above is Oak Associates, ltd., 3875 Embassy Parkway, Suite 250, Akron, OH 44333.

OTHER INVESTMENT COMPANY CLIENTS

         OAK also serves as investment adviser or subadviser to the following investment companies, which have investment objectives similar to the Funds', at the fee rates set forth below.

                       APPROXIMATE NET ASSETS
                                AS OF                   ANNUAL INVESTMENT
          FUND            OCTOBER 31, 2000                ADVISORY FEE

Oak Associates Funds        $9.65 billion     0.74% of average daily net assets
Prudential Target Funds     $295 million      0.30% of average daily net assets
Mutual of America           $120 million      0.30% of average daily net assets

                           VOTE THIS PROXY CARD TODAY!

           Return the proxy card in the enclosed envelope or mail to:
                                 Proxy Tabulator
                                   PO Box 9122
                             Hingham, MA 02043-9717

                               CONSECO FUND GROUP
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) William
P. Kovacs and Sarah L. Todd, or any one of them, attorneys, with full power of substitution, to vote all shares of Conseco Fund Group (the "Trust") as indicated above which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Trust to be held at 11815 North Pennsylvania Street, Carmel, Indiana 46032 on March 29, 2001 at 11:00 a.m., Eastern Standard Time, and at any adjournments of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged. If not revoked, this Proxy shall be voted.

                                          Date:    __________________, 2001

NOTE: Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     Signature(s)   __________________________
                        (Title(s), if applicable)   __________________________

Please refer to the Proxy Statement for a discussion of the proposal. THIS PROXY SHALL BE VOTED FOR EACH PROPOSAL IF NO SPECIFICATION IS MADE. As to any other matter, said proxy or proxies shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please vote by filling in the appropriate box below using blue or black ink or dark pencil. Do not use red ink.

1. To approve or disapprove a new Investment Management Contract Between Conseco Capital Management, Inc. and the Trust.

                    FOR ______ AGAINST ______ ABSTAIN ______

2. To approve or disapprove Subadvisory Contracts between Conseco Capital Management, Inc. and Chicago Equity Partners, LLC (for the Conseco Equity Fund, Conseco Large-Cap Fund, and the Conseco Balanced Fund ONLY).

                    FOR ______ AGAINST ______ ABSTAIN ______

3. To approve or disapprove Subadvisory Contracts between Conseco Capital Management, Inc. and Oak Associates, ltd. (for the Conseco 20 Fund and Conseco Science & Technology Fund ONLY).

                    FOR ______ AGAINST ______ ABSTAIN ______

4. To approve or disapprove a policy to permit Conseco Capital Management, Inc. and the Board of Trustees to appoint and replace subadvisers, enter into subadvisory contracts, and approve amendments to subadvisory contracts on behalf of the Trust without further shareholder approval.

                    FOR ______ AGAINST ______ ABSTAIN ______

5.   To elect the Trustees of the Trust.
     Nominees: (01) Maxwell E. Bublitz, (02) William P. Daves, Jr., (03) Gregory J. Hahn, (04) Harold W. Hartley, (05) Dr. R. Jan Lecroy, (06) Dr. Jess H. Parrish, (07) David N. Walthall
     INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below.

                       FOR                    WITHOLD
                  all nominees             authority to
                 listed (except            vote for all
                  as noted in                nominees
                 space provided               listed
                    _______                   _______


     -----------------------------------------------------------------------


6. To ratify the appointment of PricewaterhouseCoopers LLP as the Trust's independent accountants.

                    FOR ______ AGAINST ______ ABSTAIN ______

7. To change the Conseco High Yield Fund's fundamental policy regarding diversification.

                    FOR ______ AGAINST ______ ABSTAIN ______

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.